Shopify's Standout 2025: The Launchpad for a New Era of Commerce in 2026
$11.6B in revenue, $2B in free cash flow and the launch of a $2B share repurchase program
Internet, Everywhere - February 11, 2026 - Shopify Inc. (NASDAQ, TSX: SHOP) announced today financial results for the quarter and year ended December 31, 2025. Shopify achieved Q4 revenue growth of 31% and a 19% free cash flow margin, marking ten consecutive quarters of double-digit free cash flow margins.
“2025 was Shopify at full throttle - driving compounding growth, while laying the rails for the new era of AI commerce,” said Harley Finkelstein, President of Shopify. “2026 will be the year of the builders, and we'll be powering them - from first sale to full scale."
Jeff Hoffmeister, Chief Financial Officer, said, “We closed Q4 with strong top-line growth and disciplined cash generation with revenue up 31% year-over-year and a 19% free cash flow margin. This brings 2025 to 30% revenue growth, 4 percentage points higher than 2024, and a 17% free cash flow margin. With AI reshaping how buyers discover and purchase, we delivered these strong margins while investing in Catalog, Sidekick, Universal Commerce Protocol, and our full platform of commerce solutions. We ended 2025 with strength across all merchant sizes, regions, and channels, setting us up well for 2026."
Selected Business Performance Information(1)
(In US $ millions, except percentages)

	Three months ended December 31,		Years ended December 31,
	2025	2024	2025	2024
GMV	123,841	94,460	378,441	292,275

MRR	205	178	205	178

Revenue	3,672	2,812	11,556	8,880

Gross profit	1,693	1,352	5,555	4,472

Operating income	631	465	1,468	1,075

Free cash flow	715	611	2,007	1,597

YoY revenue growth rate	31%	31%	30%	26%

Free cash flow margin	19%	22%	17%	18%
(1) See endnotes below for definitions of GMV and MRR and additional information on free cash flow and free cash flow margin, which are non-GAAP financial measures and are reconciled to the comparable GAAP measures in the non-GAAP reconciliation at the end of this press release.

2025 Highlights(2)

Durable, rapid growth at scale

29%	GMV growth that scales with merchant success (2024: 24%, 2023: 20%, 2022: 12%)	30%	Revenue growth that persists with scale (2024: 26%, 2023: 26%, 2022: 21%)

3x	Greater GMV than 2020	3.9x	Greater revenue than 2020

11	Consecutive quarters of 25% or greater revenue growth, excluding logistics	>14%	US ecommerce market share

Multiple growth drivers gaining momentum		Profitable by design

36%	International revenue growth	$2B	Free cash flow

27%	Offline revenue growth	$1.5B	Operating income

96%	B2B GMV growth	10	Consecutive quarters of double-digit free cash flow margins

37%	Gross Payments Volume growth

62%	Shop Pay GMV growth
(2) All comparisons are to 2024, unless otherwise stated. The US ecommerce market share is based on a combination of US Census Bureau data (Quarterly Retail E-Commerce Sales, not adjusted) and internal estimates. Shopify market share represents sales by Shopify merchants based on Shopify’s 2025 US GMV (excluding merchant sales made through POS). International revenue represents total revenue for all regions outside North America. Offline revenue includes revenue from Shopify Payments for offline, POS Pro and Retail plan subscriptions and POS Hardware. B2B represents a very small portion of total GMV today, given it is a product offering for Plus merchants only.

2026 Outlook
The outlook that follows supersedes all prior financial outlook statements made by Shopify, constitutes forward-looking information within the meaning of applicable securities laws, is based on a number of assumptions, and is subject to a number of risks. Actual results could vary materially as a result of numerous factors, including certain risk factors, many of which are beyond Shopify’s control. Please see "Forward-looking Statements" at the end of this press release.
For the first quarter of 2026, we expect:
•Revenue to grow at a low-thirties percentage rate on a year-over-year basis, similar to Q4 2025;
•Gross profit dollars to grow at a high-twenties percentage rate on a year-over-year basis;
•Operating expenses as a percentage of revenue to be 37% to 38%;
•Stock-based compensation to be $140 million; and
•Free cash flow margin to be in the low-to-mid teens, slightly below Q1 of 2025.
Share Repurchase Authorization
Shopify’s Board of Directors has authorized a share repurchase program of up to $2 billion. Shopify expects the program to be executed using pre-arranged algorithmic trading instructions, with no set quarterly or annual minimums. “We are launching this share repurchase program from a position of financial and operating strength, as clearly demonstrated by the results we announced today. Our capital allocation principles remain unchanged: prioritizing growth while remaining disciplined, flexible, and focused on long-term value for Shopify and our shareholders,” said Jeff Hoffmeister, Chief Financial Officer of Shopify.
Quarterly Conference Call
Shopify’s management team will hold a conference call to discuss our fourth-quarter results today, February 11, 2026, at 8:30 a.m. ET. The conference call will be webcast in the Investor Relations section of Shopify’s website at www.shopify.com/investors/events. An archived replay of the webcast will be available following the conclusion of the call.
Shopify’s Annual Report on Form 10-K for the year ended December 31, 2025, including the Audited Consolidated Financial Statements and accompanying Notes, and Management's Discussion and Analysis, will be available on Shopify’s website at www.shopify.com and will be filed on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Shareholders may, upon request, receive a hard copy of the complete audited financial statements free of charge.
About Shopify
Shopify provides essential internet infrastructure for commerce. Shopify’s all-in-one platform makes it easier to start, run, and grow a business, powering sales online, in-store, and everywhere in between. Millions of businesses in 175+ countries use Shopify—from entrepreneurs to brands like Aldo, BarkBox, Carrier, Meta, Vuori, SKIMS, and Supreme.
For more information, visit www.shopify.com.

CONTACT INVESTORS:	Carrie Gillard	CONTACT MEDIA:	Ben McConaghy
	Director, Investor Relations		Director, Communications
	IR@shopify.com		press@shopify.com

Shopify Inc. Condensed Consolidated Statements of Operations
(In US $ millions)

	Three months ended December 31,		Years ended December 31,
	2025	2024	2025	2024
Revenues
Subscription solutions	777	666	2,752	2,350
Merchant solutions	2,895	2,146	8,804	6,530
	3,672	2,812	11,556	8,880
Cost of revenues
Subscription solutions	148	134	520	434
Merchant solutions	1,831	1,326	5,481	3,974
	1,979	1,460	6,001	4,408
Gross profit	1,693	1,352	5,555	4,472
Operating expenses
Sales and marketing	433	348	1,663	1,393
Research and development	390	351	1,536	1,367
General and administrative	125	112	471	410
Transaction and loan losses	114	76	417	227
Total operating expenses	1,062	887	4,087	3,397
Operating income	631	465	1,468	1,075
Net other income (expense), including taxes(3)	112	828	(237)	944
Net income	743	1,293	1,231	2,019
less: equity investments, marked to market, net of taxes	149	835	(294)	782
Net income excluding the impact of equity investments(4)	594	458	1,525	1,237

(3) Net other income (expense), including taxes includes interest income, gains and losses on equity and other investments, loss on the embedded derivative related to our convertible senior notes, foreign exchange gains and losses, and our provision for income taxes.

(4) Net income excluding the impact of equity investments is a non-GAAP financial measure which is reconciled at the end of this press release. This measure excludes the impact of any gains or losses on our equity investments in third parties and the embedded derivative related to our convertible senior notes. Shopify believes this measure provides useful information to investors given that valuations of third parties in public and private markets are outside of our control, and therefore, fluctuations in those valuations are not relevant to the fundamentals of our business and have little analytical or predictive value regarding our ability to drive operational results. This measure does not have a standardized meaning under US GAAP and may not be comparable to similar measures presented by other companies.
Note: More detailed Consolidated Statements of Operations and Comprehensive Income are available in the Annual Report on Form 10-K filed concurrently with this press release with US and Canadian regulators and available on www.sec.gov and www.sedarplus.ca.

Shopify Inc. Condensed Consolidated Balance Sheets
(In US $ millions)

	December 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	1,545	1,498
Marketable securities	4,233	3,981
Trade and other receivables, net	500	342
Loans and merchant cash advances, net	1,784	1,224
Other current assets	234	209
	8,296	7,254
Long-term assets
Long-term assets(5)	210	183
Deferred tax assets	33	37
Long-term investments	975	709
Equity and other investments	4,582	4,647
Equity method investment	602	642
Goodwill	491	452
	6,893	6,670
Total assets	15,189	13,924
Liabilities and shareholders’ equity
Liabilities
Accounts payable	570	360
Deferred tax liabilities	55	73
Other liabilities(6)	1,091	1,933
	1,716	2,366
Shareholders’ equity	13,473	11,558
Total liabilities and shareholders’ equity	15,189	13,924

(5) Long-term assets includes Property and equipment, net, Operating lease right-of-use assets, net, Intangible assets, net and Other long-term assets.
(6) Other liabilities includes Accrued liabilities, Current and Long-term Deferred revenue and Operating lease liabilities, and Convertible senior notes.
Note: More detailed Consolidated Balance Sheets and Notes to the Consolidated Financial Statements are available in the Annual Report on Form 10-K filed concurrently with this press release with US and Canadian regulators and available on www.sec.gov and www.sedarplus.ca.

Shopify Inc. Condensed Consolidated Statements of Cash Flows
(In US $ millions)

	Three months ended December 31,		Years ended December 31,
	2025	2024	2025	2024
Cash flows from operating activities
Net income for the period	743	1,293	1,231	2,019
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	7	8	31	36
Stock-based compensation	115	109	449	430
Impairment of right-of-use assets and leasehold improvements	—	—	13	—
Provision for transaction and loan losses	41	52	230	148
Deferred income tax expense (recovery)	22	72	(14)	78
Revenue related to non-cash consideration	(12)	(19)	(49)	(94)
Loss on derivative embedded in convertible note	94	—	123	—
Net (gain) loss on equity and other investments	(248)	(929)	153	(992)
Net (gain) loss on equity method investment	(28)	22	40	138
Unrealized foreign exchange (gain) loss	(3)	34	(57)	19
Changes in operating assets and liabilities	(6)	(27)	(117)	(166)
Net cash provided by operating activities	725	615	2,033	1,616
Cash flows from investing activities
Purchases of property and equipment	(10)	(4)	(26)	(19)
Purchases of marketable securities	(2,398)	(2,339)	(7,040)	(8,396)
Maturities of marketable securities	1,801	1,810	6,552	7,457
Purchases and originations of loans	(1,269)	(877)	(4,014)	(3,006)
Repayments and sales of loans	1,182	775	3,435	2,542
Purchases of equity and other investments	(16)	(26)	(99)	(137)
Acquisition of businesses, net of cash acquired	—	—	(56)	(30)
Other	56	—	58	3
Net cash used in investing activities	(654)	(661)	(1,190)	(1,586)
Cash flows from financing activities
Proceeds from the exercise of stock options	105	49	232	61
Maturities of convertible senior notes	(1,043)	—	(1,043)	—
Net cash (used in) provided by financing activities	(938)	49	(811)	61
Effect of foreign exchange on cash, cash equivalents and restricted cash	(2)	(12)	15	(6)
Net (decrease) increase in cash, cash equivalents and restricted cash	(869)	(9)	47	85
Cash, cash equivalents and restricted cash – beginning of year	2,414	1,507	1,498	1,413
Cash, cash equivalents and restricted cash – end of year	1,545	1,498	1,545	1,498

Reconciliation of Non-GAAP Financial Measures
Free Cash Flow Reconciliation
(In US $ millions, except percentages)
The following table illustrates how free cash flow is calculated in this press release:

	Three months ended December 31,		Years ended December 31,
	2025	2024	2025	2024
Net cash provided by operating activities	725	615	2,033	1,616
less: capital expenditures(7)	(10)	(4)	(26)	(19)
Free cash flow	715	611	2,007	1,597
Revenue	3,672	2,812	11,556	8,880
Free cash flow margin	19%	22%	17%	18%

Net Income Excluding the Impact of Equity Investments Reconciliation
(In US $ millions)
The following table illustrates how Net income excluding the impact of equity investments is calculated in this press release:

	Three months ended December 31,		Years ended December 31,
	2025	2024	2025	2024
Net income	743	1,293	1,231	2,019
less: equity investments, marked to market, net of taxes	149	835	(294)	782
Net income excluding the impact of equity investments(4)	594	458	1,525	1,237
(7) Capital expenditures is equivalent to the amount included in “Purchases of property and equipment” on our Condensed Consolidated Statements of Cash Flows for the reported period.

Constant Currency Analysis
(In US $ millions, except percentages)
The following table converts our GMV, revenues, gross profit, and operating income using the comparative period's monthly average exchange rates. We have provided the below disclosure as we believe it presents a clear comparison of our period-to-period operating results by removing the impact of fluctuations in foreign exchange rates and to assist investors in understanding our financial and operating performance. The table below and our Condensed Consolidated Statements of Operations disclosure are supplements to our consolidated financial statements, which are prepared and presented in accordance with US GAAP (excluding GMV).

	Three months ended December 31,
	GMV	Revenue	Subscription solutions revenue	Merchant solutions revenue	Gross profit	Operating income
2024 as reported	94,460	2,812	666	2,146	1,352	465
2025 as reported	123,841	3,672	777	2,895	1,693	631
Percentage change YoY	31%	31%	17%	35%	25%	36%
Constant currency impact	2,413	33	5	28	19	13
Percentage change YoY constant currency	29%	29%	16%	34%	24%	33%

	Years ended December 31,
	GMV	Revenue	Subscription solutions revenue	Merchant solutions revenue	Gross profit	Operating income
2024 as reported	292,275	8,880	2,350	6,530	4,472	1,075
2025 as reported	378,441	11,556	2,752	8,804	5,555	1,468
Percentage change YoY	29%	30%	17%	35%	24%	37%
Constant currency impact	3,524	49	9	40	29	36
Percentage change YoY constant currency	28%	30%	17%	34%	24%	33%

Regulatory Disclosures and Forward-looking Statements
Advisory Regarding Forward-looking Statements
This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”), including statements related to Shopify’s financial outlook, such as expected revenue and expenses for the next fiscal quarter, Shopify's expectations regarding the development of emerging technologies, including AI, and Shopify’s share repurchase program. These statements can be identified by words such as "will" and “expect” and are based on Shopify's current projections and expectations about future events and financial results. Known and unknown risks may cause actual results to differ materially from those described in the forward-looking statements. These risks include, but are not limited to, the Company’s ability to maintain expected growth and manage expenses, the impact of changes in economic conditions and consumer spending in key markets such as the United States, Europe, and globally, the impact of measures that affect international trade, including tariffs, the adoption and impact of emerging technologies such as AI, our reliance on third-party providers to deliver services, a cyberattack or security breach, and serious errors or defects in software or hardware. Other factors and risks that may cause actual results to differ materially from those set out in the forward-looking statements are set out in Shopify's Annual Report on Form 10-K under the heading “Risk Factors” and other filings made with US and Canadian securities regulators, available at www.sec.gov and www.sedarplus.ca. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to management on the date hereof and represent management’s beliefs regarding future events, projections, and financial trends, which, by their nature, are inherently uncertain. The forward-looking statements are provided to give additional information about management’s expectations and beliefs and may not be appropriate for other purposes. Shopify undertakes no duty to publicly update or revise any forward-looking statements, except as may be required by law.
Share Repurchase Program
Shopify’s Board of Directors has authorized a share repurchase program of up to $2 billion (approximately $2.4 billion CAD) of the Company’s outstanding Class A subordinate voting shares. The share repurchase program will go into effect on February 17, 2026, has no fixed expiration date, and may be amended, suspended, or discontinued at any time, subject to applicable laws. Repurchases may be made through open‑market purchases on the Nasdaq, privately negotiated transactions including block trades, or other means, in each case in compliance with applicable securities laws. The timing, number, and value of any Class A subordinate voting shares repurchased will depend on a variety of factors, including price, general business and market conditions, applicable legal requirements, and alternative investment opportunities. In accordance with applicable securities laws, the maximum number of Class A subordinate voting shares repurchased will not exceed 5% of Shopify’s issued and outstanding Class A subordinate voting shares.

Endnotes:
Gross Merchandise Volume, or GMV, represents the total dollar value of orders facilitated through the Shopify platform including certain apps and channels for which a revenue-sharing arrangement is in place in the period, net of refunds, and inclusive of shipping and handling, duty, and value-added taxes.
Monthly Recurring Revenue, or MRR, is the aggregate value of all subscription plans, excluding variable platform fees, in effect on the last day of the period, assuming merchants maintain their subscription the following month and is used by management as a directional indicator of subscription solutions revenue going forward.
Free cash flow and free cash flow margin are non-GAAP financial measures that are reconciled in the non-GAAP reconciliation at the end of this press release. These non-GAAP financial measures do not have standardized meanings under US GAAP and may not be comparable to similar measures presented by other companies. Shopify believes free cash flow and free cash flow margin provide useful information to help investors and others understand our operating results and the performance of our business in the same manner as management. Shopify does not reconcile forward-looking non-GAAP free cash flow margin because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Free cash flow is a non-GAAP financial measure calculated as cash flow from operations less capital expenditures.